Exhibit 10.5.7

AMENDMENT NO. 6 TO PARTNER AGREEMENT

This Amendment No. 6 to Partner Agreement (this “Amendment”) is dated as of May 25, 2020, and amends the Unanimous Omnibus Partner Agreement (“Partner Agreement”), among MINERA PLATA REAL, S. DE R.L. DE C.V., a Mexico variable capital company (a “sociedad de responsabilidad limitada de capital variable” in Spanish) (“MPR”), OPERACIONES SAN JOSÉ DE PLATA S. DE R.L. DE C.V., a Mexico variable capital company (“Operaciones”), SERVICIOS SAN JOSÉ DE PLATA S. DE R.L. DE C.V., a Mexico variable capital company (“Servicios”) (MPR, Operaciones, and Servicios, collectively, the “LGJV”), SUNSHINE SILVER MINING & REFINING CORPORATION, a corporation formed under the laws of the State of Delaware (“SSMRC”) and DOWA METALS & MINING CO., LTD., a corporation incorporated under the laws of Japan (“Dowa”) (Dowa and SSMRC, each a “Partner”, and together, the “Partners”) effective as of January 1, 2015, as previously amended.

Background

A.            Dowa, SSMRC and the LGJV previously agreed to jointly explore, develop and operate a silver-zinc-lead mine located in the State of Chihuahua, Mexico (the “Los Gatos Project”) by entering into the Partner Agreement;

B.            The Partners directly and indirectly own all of the equity interests of the LGJV, with Dowa currently owning 48.518% and SSMRC currently owning 51.482% of such equity interests;

C.            The LGJV owes SSMRC the amount of US$4,300,000.00 for services provided by SSMRC to the Los Gatos Project (the “SSMRC Receivable”);

D.            To meet the ongoing capital needs of the Los Gatos Project, subject to receipt by Dowa of approval from both its board of directors and its parent company (together, “Dowa Approvals”), the Partners intend to make in a one-time capital contribution to the LGJV in the aggregate amount of US$8,352,401.41 as follows:

(a)                                 conversion of the SSMRC Receivable to capital;

(b)                                 conversion of an advance by Dowa in the amount of US$4,052,401.41, which is to be evidenced by a demand promissory note dated as of the date hereof, to capital (the “Dowa Advance”).

Agreements

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agree as follows:

1.                                      Capital Contribution. Subject to receipt by Dowa of the Dowa Approvals, the Partners hereby agree to make capital contributions to LGJV in the following amounts (each, a “Capital Contribution”):

(a)                                 SSMRC:            US$ 4,300,000.00; and

(b)                                 Dowa:                US$ 4,052,401.41.

2.                                      Payment. Subject to receipt by Dowa of the Dowa Approvals, SSMRC hereby agrees to convert the SSMRC Receivable to a Capital Contribution, and Dowa hereby agrees to convert the Dowa Advances to a Capital Contribution, all effective as of the second Business Day (as defined in the Partner Agreement) after receipt of the Dowa Approvals.

3.                                      Dowa Approvals.  Dowa will provide notice to SSMRC upon receipt of the Dowa Approvals. The Partners acknowledge that the Capital Contributions contemplated by this Amendment are subject to receipt by Dowa of the Dowa Approvals, and that if Dowa does not receive such Dowa Approvals on or before June 30, 2020, the Partners’ respective obligations under this Amendment will terminate.

4.                                      General Provisions.

(a)                                 The determination that any provision of this Amendment is invalid or unenforceable will not affect the validity or enforceability of the remaining provisions or of that provision under other circumstances.  Any invalid or unenforceable provision will be enforced to the maximum extent permitted by law.

(b)                                 This Amendment may be executed in two or more counterparts, each of which will be deemed an original, and all of which together will constitute one agreement.

(c)                                  This Amendment and the rights and obligations of the parties hereunder will be construed in accordance with and be governed by the internal laws of the state of New York without regard to its conflicts of laws principles.

(d)                                 Each party will at its own expense do, make, execute or deliver all such further acts, documents and things in connection with this Amendment as reasonably required from time to time for the purpose of giving effect thereto, all promptly upon request.

[Signature page immediately follows]

IN WITNESS WHEREOF, each of the parties hereto, by their officers duly authorized, has executed this Amendment as of the date first above written.

MINERA PLATA REAL, S. DE R.L. DE C.V.

By:	/s/ Roger Johnson
	Name:	Roger Johnson
	Title:	Treasurer

OPERACIONES SAN JOSÉ DE PLATA S. DE R.L. DE C.V.

By:	/s/ Roger Johnson
	Name:	Roger Johnson
	Title:	Treasurer

SERVICIOS SAN JOSÉ DE PLATA S. DE R.L. DE C.V.

By:	/s/ Roger Johnson
	Name:	Roger Johnson
	Title:	Treasurer

SUNSHINE SILVER MINING & REFINING CORPORATION

By:	/s/ Stephen Orr
	Name:	Stephen Orr
	Title:	Chief Executive Officer

DOWA METALS & MINING CO., LTD.

By:	/s/ Toshiaki Suyama
	Name:	Toshiaki Suyama
	Title:	President